UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21082

Nuveen Quality Preferred Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income from a Portfolio of Investment-Grade Preferred Securities

Annual Report

December 31, 2010

Nuveen Quality Preferred Income Fund

JTP

Nuveen Quality Preferred Income Fund 2

JPS

Nuveen Quality Preferred Income Fund 3

JHP

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds' investment adviser, changed its name to Nuveen Fund Advisors, Inc. ("Nuveen Fund Advisors"). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Common Share Distribution and Share Price Information	10

Performance Overviews	11

Report of Independent Registered Public Accounting Firm	14

Portfolio of Investments	15

Statement of Assets & Liabilities	32

Statement of Operations	33

Statement of Changes in Net Assets	34

Statement of Cash Flows	36

Financial Highlights	38

Notes to Financial Statements	41

Board Members & Officers	52

Annual Investment Management Agreement Approval Process	58

Reinvest Automatically Easily and Conveniently	66

Glossary of Terms Used in this Report	68

Other Useful Information	71

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor's, Moody's or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)

The Nuveen Quality Preferred Income Funds are sub-advised by a team of specialists at Spectrum Asset Management, Inc., a wholly-owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark and Phil talk about general economic and market conditions, their management strategy and the performance of each Fund for the twelve-month period ended December 31, 2010.

What were the general market conditions for the twelve-month period ended December 31, 2010?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at "exceptionally low levels" for an "extended period." The Fed also stated that it was "prepared to take further policy actions as needed" to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs. Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth.

Nearly all recent U.S. indicators of production, spending, and labor market activity have pointed toward an acceleration in economic growth. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.5% year-over-year as of December 31, 2010. However, unemployment remained at historically high levels. As of December 2010, the national unemployment rate was 9.4%. In addition, the housing market continued to show signs of weakness with the average home price in the Standard & Poor's/Case-Shiller Index of 20 large metro areas falling 1.6% over the twelve months ended November 2010 (the latest available figures at the time this report was prepared).

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The liquidity environment for credit improved as the period progressed despite macro concerns about several European countries. An accommodative central bank policy in the United States and in Europe fostered declining volatility in the equity markets—supportive earnings were a byproduct of adequate fiscal and monetary support. Preferred securities, in particular, did well against a good fundamental backdrop and a lower interest rate trend over the period. Global bank capital improvement was a very strong theme for the improving credit environment of financial institutions. Bank capital reform led the headlines with new rules coming from the Basel Committee on Banking that will seek to forestall future financial shocks and broaden credit support in the industry. As a result, the structure of the preferred market will be changing with newer, more equity-like hybrids (i.e., higher yielding preferred securities) that will replace existing structures as they are retired. Rating agency changes in equity credit analysis have also helped to increase the likelihood of tenders and early retirement of some preferred securities. Consequently, the hybrid preferred securities market experienced a number of tender events from issuers, which have led to better prices and are leading to expectations for a generally lower volatility environment for preferred securities going forward.

What was your management strategy during the period?

The investment objective of each Fund is to earn high current income consistent with capital preservation. Each Fund's secondary objective is to enhance portfolio value. Under normal market conditions, the Funds seek to invest at least 80% of their net assets in preferred securities and up to 20% in debt securities, including convertible debt securities and convertible preferred securities.

As we reported in the last shareholder report, the preferred securities market over the last several years has changed from an investment grade rated market, with more than 75% rated single A or higher, to a market where over 40% of all issues are rated below-investment grade, as measured by using the constituents of the Merrill Lynch Fixed Rate Preferred Index. In addition, the issuer concentration in the index has increased even further, with the largest five issuers now representing 40% of the index's market value. As noted in a previous shareholder report, the Funds' Board of Trustees adopted some changes in investment policies and procedures in response to these changing conditions. For much of the Funds' histories, all of their investments had to be rated investment grade at the time of purchase. The new guidelines now allow each Fund to have 20% of its net assets in securities rated below investment grade at the time of purchase. However, no Fund may purchase issues rated Caa1/CCC+ or lower, and if a portfolio holding is downgraded to that rating or below, the manager is required to sell the security as soon as practicable. Addressing the increase in issuer concentration, the new guidelines allow for a slightly greater concentration of higher rated securities from the same issuer within a portfolio, which allows managers more flexibility given the current market conditions.

The Board of Trustees also expanded the internal duration guidelines followed by the Funds. Duration is a measure of price sensitivity to changes in market interest rates. The purpose of the Funds' duration guidelines is to help control their interest rate risk. This is a complex issue with regards to preferred securities since, depending on the underlying market situation, preferreds could behave at times like equities and at other times like

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2.  Comparative Benchmark performance is a blended return consisting of: 1) 55% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; and 2) 45% of the Barclays Capital Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency. Benchmark returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this Benchmark.

fixed income securities. In cases where preferred securities behave more like equities, interest rates are not drivers of performance and therefore not a significant risk factor. In other times, the market may perceive preferreds more as fixed income securities, making interest rate risk more relevant. The new internal guideline will help the Funds' managers distinguish between time periods when preferreds behave more like equities or fixed income, with specific duration policies implemented primarily during periods when preferred securities perform more like fixed income investments.

Changes in capital rules driven by the Basel Committee on Banking, the Dodd-Frank Act, and equity credit reductions on enhanced equity hybrid structures helped to drive hybrid prices higher against a generally favorable fundamental backdrop of earnings gains and liquidity improvements. We traded for longer call optionality in an effort to proactively protect each Fund's income objective. We also sold higher priced structures and switched into lower dollar priced structures in order to allow for more capital appreciation without sacrificing income. We sold foreign bank paper that had little upside left due to structural features and re-balanced into paper that we believe will perform well in the insurance sectors. Overall, our allocation went up in $1000 par capital securities because of our desire to emphasize certain structural benefits that are more prevalent in these securities than in the more individual investor oriented $25 par market.

How did the Funds perform over this twelve-month period?

The performance of JTP, JPS and JHP, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value

For periods ended 12/31/10

Fund	1-Year	5-Year
JTP	23.09%	-2.08%
JPS	21.99%	-1.10%
JHP	21.49%	-1.42%
Barclays Capital U.S. Aggregate Bond Index[1]	6.56%	5.80%
Comparative Benchmark[2]	15.22%	1.38%

For this twelve-month period ended December 31, 2010, the total return on common share net asset value (NAV) for all three Funds outperformed the general market and comparative benchmark indexes.

Among the largest positive contributors to Fund returns over the twelve-month reporting period for JPS and JHP were Wachovia Bank, Aegon, Union Planters and XL Capital. For JTP, the top performers were Firststar Realty (US Bancorp), Agfirst Farm Credit and Aegon. In general, the U.S. bank trust preferred sector benefited performance as many of these securities gained in price because some market observers believed they are likely to be gradually redeemed in response to certain provisions in the recently enacted financial sector reform bill.

Several tactics also contributed to the Funds outperformance. We reduced exposure in foreign banking, primarily in Spanish banks. We reduced some structural risk by moving

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from fixed to floating capital securities. We traded for discounts. We increased allocations to below investment grade paper. We improved the non-callable term of the portfolio.

We also increased concentrations in the U.S. bank and life insurance sectors, and purchased deeply discounted floating rate securities (although these did not perform as well as the fixed rate sector because interest rates and swap rates declined).

We did have several holdings that detracted from performance. For JTP, these included AXA Insurance, Ageas Hybrid Financing, Lloyds Capital, Bank America and Barclays Bank. For JPS, the bottom performers were HSBC Upper Tier-2 Floaters, Bank America, Ageas Hybrid Financing, AXA Insurance and Lloyds Capital. Finally, JHP's detractors were HSBC Upper Tier-2 Floaters, BBVA, Lloyds Capital, AXA Insurance and Santander Bank.

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Funds relative to the comparative indexes was the Funds' use of financial leverage through the use of bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of the Funds over this reporting period.

RECENT EVENTS CONCERNING THE FUNDS' REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their inceptions, the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS began in February 2008 to consistently fail, causing the Funds to pay the so-called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Funds' charter documents. The Funds redeemed their ARPS at par in 2009 and since then have relied upon bank borrowings to create financial leverage.

During 2010, certain Nuveen leveraged closed-end funds (including these Funds) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and

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recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

Subsequently, the funds that received demand letters (including these Funds) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs' costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaint is without merit, and intends to defend vigorously against these charges.

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Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of December 31, 2010, and likely will vary over time based on each Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Funds increased their monthly distributions to common shareholders in September. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Funds employ financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Funds' NAV. As of December 31, 2010, all three Funds had positive UNII balances for tax purposes and positive UNII balances for financial statement purposes.

Common Share Repurchases and Shares Price Information

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

At December 31, 2010, the Funds' common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	12/31/10 (-) Discount	Twelve-Month Average (-) Discount
JTP	-8.30%	-5.29%
JPS	-8.56%	-4.88%
JHP	-7.53%	-4.23%

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JTP

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund

  as of December 31, 2010

Portfolio Allocation (as a % of total investments)3

2010 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

 Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

3 Holdings are subject to change.

4 Rounds to less than 0.1%.

Fund Snapshot

Common Share Price	$7.40
Common Share Net Asset Value (NAV)	$8.07
Premium/(Discount) to NAV	-8.30%
Current Distribution Rate[1]	8.11%
Net Assets Applicable to Common Shares ($000)	$521,347

Average Annual Total Return

(Inception 6/25/02)

	On Share Price	On NAV
1-Year	21.94%	23.09%
5-Year	-0.68%	-2.08%
Since Inception	0.77%	2.02%

Portfolio Composition3

(as a % of total investments)

Insurance	31.7%
Commercial Banks	26.0%
Real Estate/Mortgage	11.8%
Media	5.8%
Diversified Financial Services	4.9%
Capital Markets	4.9%
Short-Term Investments	0.4%
Other	14.5%

Country Allocation

(as a % of total investments)3

United States	68.7%
United Kingdom	6.7%
Netherlands	6.1%
Bermuda	3.9%
France	3.7%
Other	10.9%

Top Five Issuers3

(as a % of total investments)2

Firstar Realty LLC	3.3%
AXA S.A.	2.9%
Viacom Inc.	2.8%
Kimco Realty Corporation	2.7%
Wells Fargo	2.7%

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Fund Snapshot

Common Share Price	$7.90
Common Share Net Asset Value (NAV)	$8.64
Premium/(Discount) to NAV	-8.56%
Current Distribution Rate[1]	8.35%
Net Assets Applicable to Common Shares ($000)	$1,039,917

Average Annual Total Return

(Inception 9/24/02)

	On Share Price	On NAV
1-Year	18.31%	21.99%
5-Year	0.21%	-1.10%
Since Inception	1.80%	3.16%

Portfolio Composition3

(as a % of total investments)

Insurance	31.1%
Commercial Banks	24.3%
Real Estate/Mortgage	12.2%
Diversified Financial Services	6.2%
Media	5.6%
Capital Markets	4.9%
Multi-Utilities	3.2%
Short-Term Investments	0.6%
Other	11.9%

Country Allocation

(as a % of total investments)3

United States	70.7%
Netherlands	6.6%
United Kingdom	5.9%
Bermuda	4.3%
France	4.1%
Other	8.4%

Top Five Issuers3

(as a % of total investments)2

Wells Fargo	4.9%
Deutsche Bank AG	3.2%
Aegon N.V.	2.8%
AXA S.A.	2.7%
ING Groep N.V.	2.6%

JPS

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund 2

  as of December 31, 2010

Portfolio Allocation (as a % of total investments)3

2010 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

 Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

3 Holdings are subject to change.

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JHP

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund 3

  as of December 31, 2010

Portfolio Allocation (as a % of total investments)3

2010 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

 Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

3 Holdings are subject to change.

Fund Snapshot

Common Share Price	$7.74
Common Share Net Asset Value (NAV)	$8.37
Premium/(Discount) to NAV	-7.53%
Current Distribution Rate[1]	8.06%
Net Assets Applicable to Common Shares ($000)	$198,513

Average Annual Total Return

(Inception 12/18/02)

	On Share Price	On NAV
1-Year	20.66%	21.49%
5-Year	-0.66%	-1.42%
Since Inception	0.97%	2.27%

Portfolio Composition3

(as a % of total investments)

Insurance	30.0%
Commercial Banks	28.5%
Real Estate/Mortgage	11.1%
Capital Markets	6.3%
Diversified Financial Services	5.6%
Media	3.0%
Investment Companies	3.0%
Short-Term Investments	1.0%
Other	11.5%

Country Allocation

(as a % of total investments)3

United States	71.2%
United Kingdom	5.9%
France	4.9%
Netherlands	4.7%
Bermuda	4.0%
Other	9.3%

Top Five Issuers3

(as a % of total investments)2

Wells Fargo	4.6%
Deutsche Bank AG	3.6%
Bank of America Corporation	3.0%
Aegon N.V.	2.8%
AXA S.A.	2.5%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Quality Preferred Income Fund
Nuveen Quality Preferred Income Fund 2
Nuveen Quality Preferred Income Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 (the "Funds") as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 at December 31, 2010, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2011

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JTP

Nuveen Quality Preferred Income Fund

Portfolio of INVESTMENTS

  December 31, 2010

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 64.2% (49.8% of Total Investments)
	Capital Markets – 5.8%
137,200	Ameriprise Financial, Inc.	7.750%	A	$3,656,380
118,100	BNY Capital Trust V, Series F	5.950%	A1	2,947,776
515,776	Credit Suisse	7.900%	A3	13,812,481
241,721	Deutsche Bank Capital Funding Trust II	6.550%	BBB	5,595,841
83,000	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	2,110,690
1,969	Goldman Sachs Group Inc., Series 2003-06 (SATURNS)	6.000%	Aa3	47,768
37,900	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	848,202
2,200	Goldman Sachs Group Inc., Series GSG-1 (PPLUS)	6.000%	A1	51,942
4,500	Goldman Sachs Group Inc., Series GSG-2 (PPLUS)	5.750%	A1	103,950
43,900	Morgan Stanley Capital Trust IV	6.250%	Baa2	1,000,920
	Total Capital Markets			30,175,950
	Commercial Banks – 8.5%
327,038	Banco Santander Finance	10.500%	A-	9,111,279
2,100	Barclays Bank PLC	6.625%	A-	48,993
118,500	BB&T Capital Trust VI	9.600%	Baa1	3,424,650
30,300	BB&T Capital Trust VII	8.100%	Baa1	832,947
116,800	CoBank ACB, 144A	7.000%	N/R	5,270,600
46,000	CoBank ACB	11.000%	A	2,468,190
48,600	CoBank ACB	11.000%	A	2,628,959
18,400	HSBC Holdings PLC	8.000%	A-	490,360
13,800	HSBC Holdings PLC	6.200%	A-	316,020
80,308	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	1,967,546
5,000,000	National Australia Bank	8.000%	A+	5,368,000
275,041	National City Capital Trust II	6.625%	BBB	6,870,524
19,400	National City Capital Trust II	6.625%	BBB	482,284
20,400	Wachovia Capital Trust IX	6.375%	A-	503,472
120,000	Wells Fargo Capital Trust XII	7.875%	A-	3,218,400
60,000	Wells Fargo Capital Trust IX	5.625%	A-	1,449,000
	Total Commercial Banks			44,451,224
	Diversified Financial Services – 3.9%
10,000	Citigroup Capital Trust XII	8.500%	BB+	264,600
150,514	Citigroup Capital XIII	7.875%	BB+	4,050,332
800	Citigroup Capital XIV	6.875%	BB+	19,160
36,200	ING Groep N.V.	7.375%	Ba1	839,116
625,276	ING Groep N.V.	7.200%	Ba1	14,487,645
19,108	National Rural Utilities Cooperative Finance Corporation	6.100%	A3	479,420
15,141	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	369,592
	Total Diversified Financial Services			20,509,865
	Diversified Telecommunication Services – 0.2%
6,227	BellSouth Capital Funding (CORTS)	7.120%	A	158,983
28,000	Telephone and Data Systems Inc.	6.875%	Baa2	695,800
	Total Diversified Telecommunication Services			854,783

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Coupon	Ratings (2)	Value
	Electric Utilities – 1.4%
181,800	Entergy Texas Inc.	7.875%	BBB+	$5,012,226
80,611	PPL Energy Supply LLC	7.000%	BBB+	2,094,274
	Total Electric Utilities			7,106,500
	Food Products – 0.5%
28,100	Dairy Farmers of America Inc., 144A	7.875%	BBB-	2,507,925
	Insurance – 19.6%
795,723	Aegon N.V.	6.375%	BBB	17,219,445
286,206	Allianz SE	8.375%	A+	7,539,754
487,295	Arch Capital Group Limited	8.000%	BBB	12,426,023
1,403	Arch Capital Group Limited, Series B	7.875%	BBB	35,875
228,238	Delphi Financial Group, Inc.	7.376%	BB+	5,340,769
619,204	EverestRe Capital Trust II	6.200%	Baa1	13,783,481
209,030	Markel Corporation	7.500%	BBB	5,288,459
276,263	PartnerRe Limited, Series C	6.750%	BBB+	6,796,070
20,539	PartnerRe Limited, Series D	6.500%	BBB+	494,579
40,600	PLC Capital Trust III	7.500%	BBB	1,021,496
386,042	PLC Capital Trust IV	7.250%	BBB	9,612,446
2,300	PLC Capital Trust V	6.125%	BBB	53,751
166,360	Prudential Financial Inc.	6.750%	A-	4,172,309
4,100,000	Reinsurance Group of America Inc.	6.750%	BBB-	3,799,987
34,500	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	784,530
233,502	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	5,751,154
312,743	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	7,815,448
	Total Insurance			101,935,576
	Media – 7.5%
131,141	CBS Corporation	6.750%	BBB-	3,313,933
612,684	Comcast Corporation	7.000%	BBB+	15,500,905
47,000	Comcast Corporation	6.625%	BBB+	1,196,150
747,738	Viacom Inc.	6.850%	BBB+	18,977,589
	Total Media			38,988,577
	Multi-Utilities – 3.4%
244,700	Dominion Resources Inc.	8.375%	BBB	6,934,798
10,000	Scana Corporation	7.700%	BBB-	277,600
392,142	Xcel Energy Inc.	7.600%	BBB	10,756,455
	Total Multi-Utilities			17,968,853
	Oil, Gas & Consumable Fuels – 2.3%
475,976	Nexen Inc.	7.350%	BB+	11,999,355
	Pharmaceuticals – 0.1%
19,600	Bristol Myers Squibb Company (CORTS)	6.250%	A+	493,920
200	Bristol-Myers Squibb Company Trust (CORTS)	6.800%	A+	5,245
	Total Pharmaceuticals			499,165
	Real Estate/Mortgage – 11.0%
3,800	Commomwealth REIT	7.500%	BBB	80,370
5,000	Commomwealth REIT	7.125%	Baa3	120,650
153,147	Developers Diversified Realty Corporation, Series H	7.375%	Ba1	3,621,927
80,607	Duke Realty Corporation, Series L	6.600%	Baa3	1,811,239
31,000	Duke Realty Corporation, Series N	7.250%	Baa3	761,050
18,500	Kimco Realty Corporation, Series F	6.650%	Baa2	454,175
652,387	Kimco Realty Corporation, Series G	7.750%	Baa2	17,223,016
10,294	Kimco Realty Corporation, Series H	6.900%	Baa2	248,085

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate/Mortgage (continued)
92,378	Prologis Trust, Series G	6.750%		Baa3	$2,119,151
12,400	PS Business Parks, Inc.	0.000%		BBB-	302,312
11,800	Public Storage, Inc., Series E	6.750%		BBB+	293,820
3,300	Public Storage, Inc., Series F	6.450%		BBB+	80,025
800	Public Storage, Inc., Series H	6.950%		BBB+	20,128
42,800	Public Storage, Inc., Series K	7.250%		BBB+	1,088,404
9,000	Public Storage, Inc., Series M	6.625%		BBB+	224,640
2,000	Public Storage, Inc., Series W	6.500%		BBB+	48,820
107,100	Public Storage, Inc., Series Y	6.850%		BBB+	2,429,831
12,693	Realty Income Corporation	7.375%		Baa2	326,337
100,500	Realty Income Corporation	6.750%		Baa2	2,464,260
9,873	Regency Centers Corporation	7.250%		Baa3	244,159
437,734	Vornado Realty LP	7.875%		BBB	11,674,366
165,282	Wachovia Preferred Funding Corporation	7.250%		A-	4,229,566
298,102	Weingarten Realty Investors, Series F	6.500%		Baa3	6,945,777
32,765	Weingarten Realty Trust	8.100%		BBB	748,680
100	Weingarten Realty Trust, Series E	6.950%		Baa3	2,437
	Total Real Estate/Mortgage				57,563,225
	Total $25 Par (or similar) Preferred Securities (cost $327,623,883)				334,560,998
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 3.7% (2.9% of Total Investments)
	Capital Markets – 0.2%
$1,000	Man Group PLC	5.000%	8/09/17	Baa3	$847,649
	Commercial Banks – 1.6%
8,400	LBG Capital I PLC, 144A	7.875%	11/01/20	BB-	7,686,000
700	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	B+	616,000
9,100	Total Commercial Banks				8,302,000
	Diversified Financial Services – 0.6%
3,100	Fortis Hybrid Financing	8.250%	8/27/49	BBB	3,027,150
	Electric Utilities – 0.6%
3,400	FPL Group Capital Inc.	6.650%	6/15/17	BBB	3,370,349
	Insurance – 0.5%
2,500	Prudential PLC., Convertible Bond	11.750%	12/23/14	A-	2,907,250
	Multi-Utilities – 0.2%
1,000	Wisconsin Energy Corporation	6.250%	5/15/17	Baa1	986,274
$20,100	Total Corporate Bonds (cost $19,108,349)				19,440,672
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 57.4% (44.6% of Total Investments)
	Capital Markets – 0.3%
1,200	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	$1,029,000
1,000	Credit Suisse Guernsey	0.976%	5/15/17	A3	741,250
	Total Capital Markets				1,770,250

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Commercial Banks – 23.3%
9,600	AgFirst Farm Credit Bank	8.393%	12/15/11	A	$9,864,000
2,100	American Express Company	6.800%	9/01/16	Baa2	2,094,750
4,420	Banco Santander Finance	10.500%	9/29/49	A-	4,808,067
4,000	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	Baa3	4,030,000
2,800	Barclays Bank PLC	6.278%	12/15/34	A-	2,401,000
2,500	Barclays Bank PLC, 144A	6.860%	6/15/32	A-	2,387,500
900	Barclays Bank PLC, 144A	7.434%	12/15/17	A-	888,750
2,500	BB&T Capital Trust IV	6.820%	6/12/37	Baa1	2,475,000
2,800	BBVA International Unipersonal	5.919%	4/18/17	A-	2,130,604
5,460	Credit Agricole, S.A., 144A	8.375%	10/13/49	A-	5,637,450
454	Credit Agricole, S.A.	9.750%	12/26/54	A-	480,105
400	First Empire Capital Trust I	8.234%	2/01/27	Baa2	398,480
575	First Empire Capital Trust II	8.277%	6/01/27	Baa2	574,466
850	First Union Capital Trust I, Series A	7.935%	1/15/27	A-	876,417
5,400	First Union Institutional Capital Securities I	8.040%	12/01/26	A-	5,508,394
3,500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	2,645,930
300	HBOS Capital Funding LP, 144A	6.071%	6/30/14	Ba2	247,500
11,650	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	15,348,875
2,000	KeyCorp Capital III	7.750%	7/15/29	Baa3	1,985,182
2,509	NB Capital Trust II	7.830%	12/15/26	Baa3	2,527,818
2,400	NB Capital Trust IV	8.250%	4/15/27	Baa3	2,448,000
5,000	Nordea Bank AB	8.375%	3/25/15	A-	5,342,500
6,300	Rabobank Nederland, 144A	11.000%	6/30/19	AA-	8,166,709
17,500	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	14,065,835
12,400	Societe Generale	8.750%	10/07/49	BBB+	12,772,000
1,600	Sovereign Capital Trust VI	7.908%	6/13/36	BBB+	1,652,056
3,000	Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	Ba1	2,755,734
2,600	Standard Chartered PLC, 144A	6.409%	1/30/17	BBB	2,427,246
1,550	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	1,522,176
1,100	Suntrust Capital Trust VIII	6.100%	12/01/66	Baa3	1,009,619
605	Wachovia Capital Trust I, Capital Securities, 144A	7.640%	1/15/27	A-	601,887
1,200	Wachovia Capital Trust V, 144A	7.965%	6/01/27	A-	1,184,650
	Total Commercial Banks				121,258,700
	Diversified Financial Services – 1.8%
200	Bank One Capital III	8.750%	9/01/30	A2	237,614
700	JPMorgan Chase & Company	7.900%	4/30/18	BBB+	746,600
1,140	JPMorgan Chase Capital XXV	6.800%	10/01/37	A2	1,179,113
4,000	JPMorgan Chase Capital Trust XXVII	7.000%	11/01/39	A2	4,201,400
47,500	JPMorgan Chase Capital Trust XXIX	6.700%	4/02/40	A2	1,213,150
1,800	MBNA Corporation, Capital Trust A	8.278%	12/01/26	Baa3	1,836,000
	Total Diversified Financial Services				9,413,877
	Diversified Telecommunication Services – 3.2%
15	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	16,555,780
	Electric Utilities – 0.7%
2,300	Dominion Resources Inc.	7.500%	6/30/16	BBB	2,406,191
1,500	PPL Capital Funding, Inc.	6.700%	3/30/17	BBB-	1,471,844
	Total Electric Utilities				3,878,035
	Insurance – 20.7%
3,500	Allstate Corporation	6.125%	5/15/17	Baa1	3,508,750
10,850	AXA S.A., 144A	6.463%	12/14/18	Baa1	9,792,125
4,800	AXA S.A., 144A	6.379%	12/14/36	Baa1	4,386,000

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
4,800	AXA	8.600%	12/15/30	A3	$5,392,037
700	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	619,500
9,925	Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	8,312,188
5,500	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	5,137,798
3,800	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	3,838,000
2,500	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	2,487,500
5,100	Lincoln National Corporation	7.000%	5/17/16	BBB	5,023,500
2,500	Lincoln National Corporation	6.050%	4/20/17	BBB	2,331,250
6,300	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	6,693,750
600	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	708,000
10,150	National Financial Services Inc.	6.750%	5/15/37	Baa2	9,378,093
1,400	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,224,779
7,225	Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	6,692,655
7,400	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	7,085,500
1,000	Progressive Corporation	6.700%	6/15/67	A2	1,028,839
3,200	Prudential Financial Inc.	8.875%	6/15/18	BBB+	3,752,000
2,000	Prudential PLC	6.500%	6/29/49	A-	1,875,000
17,000	XL Capital Ltd	6.500%	10/15/57	BBB-	14,790,000
2,536	ZFS Finance USA Trust II, 144A	6.450%	12/15/65	A	2,520,150
1,260	ZFS Finance USA Trust V	6.500%	5/09/67	A	1,234,800
	Total Insurance				107,812,214
	Real Estate – 4.2%
19	Firstar Realty LLC, 144A	8.875%	12/31/50	A2	22,010,310
	Road & Rail – 2.2%
10,900	Burlington Northern Santa Fe Funding Trust I	6.613%	1/15/26	BBB	11,309,426
	Thrifts & Mortgage Finance – 0.3%
2,000	Caisse Nationale Des Caisses d'Epargne et de Prevoyance	6.750%	1/27/49	BBB-	1,850,000
	U.S. Agency – 0.7%
3	Farm Credit Bank of Texas	10.000%	12/15/60	A3	3,673,063
	Total Capital Preferred Securities (cost $297,235,789)				299,531,655
Shares	Description (1)	Coupon		Ratings (2)	Value
	Convertible Preferred Securities – 0.0% (0.0% of Total Investments)
	Commercial Banks – 0.0%
200	Wells Fargo & Company	7.500%		A-	$200,110
	Total Convertible Preferred Securities (cost $203,196)				200,110
Shares	Description (1)				Value
	Investment Companies – 3.0% (2.3% of Total Investments)
315,548	BlackRock Credit Allocation Income Trust II				$3,101,837
415,561	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				6,736,244
352,012	John Hancock Preferred Income Fund III				5,628,672
	Total Investment Companies (cost $20,895,950)				15,466,753

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.5% (0.4% of Total Investments)
$2,454	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $2,454,348, collateralized by $2,375,000 U.S. Treasury Notes, 3.625%, due 8/15/19, value $2,505,625	0.040%	1/03/11	$2,454,340
	Total Short-Term Investments (cost $2,454,340)			2,454,340
	Total Investments (cost $667,521,507) – 128.8%			671,654,528
	Borrowings – (29.7)% (3), (4)			(154,875,000)
	Other Assets Less Liabilities – 0.9%			4,567,452
	Net Assets Applicable to Common Shares – 100%			$521,346,980

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Borrowings as a percentage of Total Investments is 23.1%.

  (4)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2010, investments with a value of $381,353,227 have been pledged as collateral for Borrowings.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  SATURNS  Structured Asset Trust Unit Repackaging.

    See accompanying notes to financial statements.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Portfolio of INVESTMENTS

  December 31, 2010

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 64.8% (50.5% of Total Investments)
	Capital Markets – 5.2%
381,200	Ameriprise Financial, Inc.	7.750%	A	$10,158,980
6,400	Credit Suisse	7.900%	A3	171,392
92,800	Deutsche Bank Capital Funding Trust I	7.350%	BBB	2,333,920
1,276,135	Deutsche Bank Capital Funding Trust II	6.550%	BBB	29,542,525
40,500	Deutsche Bank Capital Funding Trust V	8.050%	BBB	1,058,670
95,651	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB	2,147,365
13,800	Deutsche Bank Capital Funding Trust IX	6.625%	BBB	317,676
256,400	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	6,520,252
21,751	Goldman Sachs Group Inc.	6.125%	A	503,536
70,214	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	1,571,389
5,200	Goldman Sachs Group Inc., Series GSC-4 Class A (PPLUS)	6.000%	A3	118,508
4,000	Goldman Sachs Group Inc., Series GSG-1 (PPLUS)	6.000%	A1	94,440
2,290	Morgan Stanley Capital Trust III	6.250%	Baa2	51,342
2,800	Morgan Stanley Capital Trust V	5.750%	Baa2	61,236
	Total Capital Markets			54,651,231
	Commercial Banks – 6.1%
181,000	Banco Santander Finance	10.500%	A-	5,042,660
243,928	BB&T Capital Trust VI	9.600%	Baa1	7,049,519
66,429	BB&T Capital Trust VII	8.100%	Baa1	1,826,133
227,100	CoBank ACB, 144A	7.000%	N/R	10,247,888
82,000	CoBank ACB	11.000%	A	4,399,817
42,800	CoBank ACB	11.000%	A	2,315,215
2,200	Fifth Third Capital Trust VI	7.250%	Baa3	55,022
10,500,000	HSBC Bank PLC	1.000%	A	6,431,250
404,800	HSBC Holdings PLC	8.000%	A-	10,787,920
102,700	HSBC Holdings PLC	6.200%	A-	2,351,830
4,871	KeyCorp Capital Trust X	8.000%	Baa3	123,821
7,100,000	National Australia Bank	8.000%	A+	7,622,560
202,101	National City Capital Trust II	6.625%	BBB	5,048,483
	Total Commercial Banks			63,302,118
	Consumer Finance – 0.0%
19,600	HSBC USA Inc., Series H	6.500%	A-	478,828
	Diversified Financial Services – 4.3%
94,800	Citigroup Capital Trust XII	8.500%	BB+	2,508,408
271,589	Citigroup Capital XIII	7.875%	BB+	7,308,460
770,313	ING Groep N.V.	7.200%	Ba1	17,848,152
729,055	ING Groep N.V.	7.050%	Ba1	16,658,907
	Total Diversified Financial Services			44,323,927
	Diversified Telecommunication Services – 0.2%
3,228	BellSouth Capital Funding (CORTS)	7.120%	A	82,415
70,501	Telephone and Data Systems Inc.	6.875%	Baa2	1,751,950
	Total Diversified Telecommunication Services			1,834,365

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Coupon	Ratings (2)	Value
	Electric Utilities – 1.7%
59,650	Entergy Louisiana LLC	5.875%	A-	$1,478,276
69,300	Entergy Texas Inc.	7.875%	BBB+	1,910,601
32,500	FPL Group Capital Trust I	5.875%	BBB	807,950
216,900	PPL Capital Funding, Inc.	6.850%	BBB	5,537,457
315,707	PPL Energy Supply LLC	7.000%	BBB+	8,202,068
	Total Electric Utilities			17,936,352
	Food Products – 0.5%
53,400	Dairy Farmers of America Inc., 144A	7.875%	BBB-	4,765,950
	Insurance – 18.1%
1,717,889	Aegon N.V.	6.375%	BBB	37,175,118
617,913	Allianz SE	8.375%	A+	16,278,176
963,175	Arch Capital Group Limited	8.000%	BBB	24,560,963
1,400	Arch Capital Group Limited, Series B	7.875%	BBB	35,798
358,596	Assured Guaranty Municipal Holdings	6.250%	A+	7,627,337
404,700	Delphi Financial Group, Inc.	7.376%	BB+	9,469,980
315,840	EverestRe Capital Trust II	6.200%	Baa1	7,030,598
479,400	Markel Corporation	7.500%	BBB	12,128,820
579,892	PartnerRe Limited, Series C	6.750%	BBB+	14,265,343
107,300	PLC Capital Trust III	7.500%	BBB	2,699,668
443,898	PLC Capital Trust IV	7.250%	BBB	11,053,060
12,063	Protective Life Corporation	7.250%	BBB	300,731
200,842	Prudential Financial Inc.	9.000%	BBB+	5,521,147
322,005	Prudential Financial Inc.	6.750%	A-	8,075,885
4,000,000	Reinsurance Group of America Inc.	6.750%	BBB-	3,707,304
410,974	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	10,122,290
1,200	Torchmark Capital Trust III	7.100%	BBB+	30,720
717,785	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	17,937,447
	Total Insurance			188,020,385
	Media – 7.2%
746,750	CBS Corporation	6.750%	BBB-	18,870,373
1,084,356	Comcast Corporation	7.000%	BBB+	27,434,207
145,000	Comcast Corporation	6.625%	BBB+	3,690,250
965,340	Viacom Inc.	6.850%	BBB+	24,500,329
	Total Media			74,495,159
	Multi-Utilities – 3.9%
543,823	Dominion Resources Inc.	8.375%	BBB	15,411,944
148,500	Scana Corporation	7.700%	BBB-	4,122,360
771,182	Xcel Energy Inc.	7.600%	BBB	21,153,522
	Total Multi-Utilities			40,687,826
	Oil, Gas & Consumable Fuels – 1.9%
800,773	Nexen Inc.	7.350%	BB+	20,187,487
	Pharmaceuticals – 0.0%
5,000	Bristol Myers Squibb Company (CORTS)	6.250%	A+	126,000
	Real Estate/Mortgage – 15.7%
16,607	AMB Property Corporation, Series L	6.500%	Baa2	405,709
42,480	Commomwealth REIT	7.125%	Baa3	1,025,042
267,403	Developers Diversified Realty Corporation, Series G	8.000%	Ba1	6,661,009
19,908	Developers Diversified Realty Corporation, Series H	7.375%	Ba1	470,824
162,167	Duke Realty Corporation, Series L	6.600%	Baa3	3,643,892
8,710	Harris Preferred Capital Corporation, Series A	7.375%	A-	219,579

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate/Mortgage (continued)
73,200	Kimco Realty Corporation, Series F	6.650%		Baa2	$1,797,060
909,889	Kimco Realty Corporation, Series G	7.750%		Baa2	24,021,070
62,865	Kimco Realty Corporation, Series H	6.900%		Baa2	1,515,047
82,301	Prologis Trust, Series C	8.540%		Baa3	4,572,849
6,524	Prologis Trust, Series F	6.750%		Baa3	150,052
89,050	Prologis Trust, Series G	6.750%		Baa3	2,042,807
11,500	Public Storage, Inc., Series C	6.600%		BBB+	282,210
110,300	Public Storage, Inc., Series E	6.750%		BBB+	2,746,470
10,900	Public Storage, Inc., Series F	6.450%		BBB+	264,325
17,530	Public Storage, Inc., Series H	6.950%		BBB+	441,055
11,700	Public Storage, Inc., Series I	7.250%		BBB+	296,127
46,000	Public Storage, Inc., Series K	7.250%		BBB+	1,169,780
67,600	Public Storage, Inc., Series Y	6.850%		BBB+	1,533,675
78,184	Realty Income Corporation	7.375%		Baa2	2,010,111
447,758	Realty Income Corporation	6.750%		Baa2	10,979,026
185,300	Regency Centers Corporation	7.450%		Baa3	4,695,502
223,406	Regency Centers Corporation	7.250%		Baa3	5,524,830
1,079,521	Vornado Realty LP	7.875%		BBB	28,790,825
1,790,366	Wachovia Preferred Funding Corporation	7.250%		A-	45,815,463
159,700	Weingarten Realty Trust	8.100%		BBB	3,649,145
149,245	Weingarten Realty Trust	6.950%		Baa3	3,637,101
198,268	Weingarten Realty Trust	6.500%		Baa3	4,619,644
	Total Real Estate/Mortgage				162,980,229
	Wireless Telecommunication Services – 0.0%
20,227	Telephone and Data Systems Inc.	7.600%		Baa2	509,923
	Total $25 Par (or similar) Preferred Securities (cost $663,004,669)				674,299,780
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 3.1% (2.4% of Total Investments)
	Capital Markets – 0.1%
$600	Man Group PLC	5.000%	8/09/17	Baa3	$508,589
	Commercial Banks – 0.8%
1,000	Den Norske Bank	0.875%	2/18/35	Baa1	597,550
1,000	Den Norske Bank	0.541%	2/24/37	Baa1	585,000
6,500	LBG Capital I PLC, 144A	7.875%	11/01/20	BB-	5,947,500
500	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	B+	440,000
650	Swedbank ForengingsSparbanken AB, 144A	7.500%	9/11/12	Ba1	634,361
9,650	Total Commercial Banks				8,204,411
	Diversified Financial Services – 0.2%
2,600	Fortis Hybrid Financing	8.250%	8/27/49	BBB	2,538,900
	Electric Utilities – 0.9%
8,000	FPL Group Capital Inc.	6.650%	6/15/17	BBB	7,930,232
1,800	WPS Resource Corporation	6.110%	12/01/16	Baa2	1,739,113
9,800	Total Electric Utilities				9,669,345
	Insurance – 0.7%
2,000	AXA S.A.	2.983%	8/06/49	A3	1,350,000
5,200	Prudential PLC.	11.750%	12/23/14	A-	6,047,080
7,200	Total Insurance				7,397,080

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Multi-Utilities – 0.2%
$2,000	Wisconsin Energy Corporation	6.250%	5/15/17	Baa1	$1,972,548
	Oil, Gas & Consumable Fuels – 0.2%
1,625	TranCanada Pipelines Limited	6.350%	5/15/17	Baa1	1,606,654
$33,475	Total Corporate Bonds (cost $31,356,303)				31,897,527
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 55.9% (43.6% of Total Investments)
	Capital Markets – 1.1%
5,800	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	$4,973,500
8,200	Credit Suisse Guernsey	0.976%	5/15/17	A3	6,078,250
	Total Capital Markets				11,051,750
	Commercial Banks – 24.0%
5,500	AB Svensk Exportkredit	6.375%	10/27/49	Aa3	5,095,266
20,400	AgFirst Farm Credit Bank	8.393%	12/15/11	A	20,961,000
2,800	AgFirst Farm Credit Bank	7.300%	12/15/53	A	2,432,601
3,900	American Express Company	6.800%	9/01/16	Baa2	3,890,250
12,974	Banco Santander Finance	10.500%	9/29/49	A-	14,113,091
14,420	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	Baa3	14,528,150
1,000	BankAmerica Institutional Trust, 144A	8.070%	12/31/26	Baa3	1,013,750
2,400	Barclays Bank PLC, 144A	6.860%	6/15/32	A-	2,292,000
481	Barclays Bank PLC, 144A	7.434%	12/15/17	A-	474,988
5,000	Barclays Bank PLC	6.278%	12/15/34	A-	4,287,500
9,153	BB&T Capital Trust IV	6.820%	6/12/37	Baa1	9,061,470
8,650	BBVA International Unipersonal	5.919%	4/18/17	A-	6,582,045
9,385	Credit Agricole, S.A., 144A	8.375%	10/13/49	A-	9,690,013
2,074	Credit Agricole, S.A.	9.750%	12/26/54	A-	2,193,255
8,500	Credit Suisse thru Claudius Limited	8.250%	6/27/49	A3	8,789,000
1,500	First Empire Capital Trust I	8.234%	2/01/27	Baa2	1,494,300
17,095	First Union Capital Trust II, Series A	7.950%	11/15/29	A-	19,016,803
6,800	Fulton Capital Trust I	6.290%	2/01/36	Baa3	5,140,664
5,500	HSBC Bank PLC	0.850%	6/11/49	A	3,327,500
4,650	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	6,126,375
1,300	HSBC Financial Capital Trust IX	5.911%	11/30/15	Baa1	1,209,000
6,000	KeyCorp Capital III	7.750%	7/15/29	Baa3	5,955,546
300	NB Capital Trust IV	8.250%	4/15/27	Baa3	306,000
11,900	Nordea Bank AB	8.375%	3/25/15	A-	12,715,150
8,000	North Fork Capital Trust II	8.000%	12/15/27	Baa3	8,100,000
12,230	Rabobank Nederland, 144A	11.000%	6/30/19	AA-	15,853,786
8,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	6,430,096
29,144	Societe Generale	8.750%	10/07/49	BBB+	30,018,320
600	Sovereign Capital Trust VI	7.908%	6/13/36	BBB+	619,521
5,000	Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	Ba1	4,592,890
650	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	638,332
1,500	Suntrust Capital Trust VIII	6.100%	12/01/66	Baa3	1,376,753
– (3)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	B	21,427,500
	Total Commercial Banks				249,752,915
	Consumer Finance – 0.8%
7,019	Capital One Capital IV Corporation	6.745%	2/17/32	Baa3	7,001,453
1,180	Capital One Capital VI	8.875%	5/15/40	Baa3	1,237,525
	Total Consumer Finance				8,238,978

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services – 3.4%
3,400	Bank One Capital III	8.750%	9/01/30	A2	$4,039,435
500	CitiGroup Capital XXI	8.300%	12/21/37	BB+	522,500
12,811	Countrywide Capital Trust III, Series B	8.050%	6/15/27	Baa3	13,435,536
300	JPMorgan Chase & Company	7.900%	4/30/18	BBB+	319,971
21,700	JPMorgan Chase Capital Trust XI	5.875%	6/15/33	A2	528,395
3,000	JPMorgan Chase Capital Trust XVIII	6.950%	8/17/36	A2	3,019,161
1,775	JPMorgan Chase Capital Trust XX Series T	6.550%	9/29/36	A2	1,791,140
8,000	JPMorgan Chase Capital Trust XXVII	7.000%	11/01/39	A2	8,402,800
3,200	MBNA Corporation, Capital Trust	8.278%	12/01/26	Baa3	3,264,000
	Total Diversified Financial Services				35,322,938
	Diversified Telecommunication Services – 3.3%
31	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	33,925,781
	Electric Utilities – 1.4%
6,400	Dominion Resources Inc.	7.500%	6/30/16	BBB	6,695,488
7,700	PPL Capital Funding, Inc.	6.700%	3/30/17	BBB-	7,555,463
	Total Electric Utilities				14,250,951
	Insurance – 21.1%
2,200	AXA S.A., 144A	6.463%	12/14/18	Baa1	1,985,500
12,680	AXA S.A., 144A	6.379%	12/14/36	Baa1	11,586,350
18,050	AXA	8.600%	12/15/30	A3	20,276,305
117	Axis Capital Holdings Limited	7.500%	12/01/15	BBB	10,725,465
9,300	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	8,230,500
22,200	Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	18,592,500
6,600	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	6,666,000
4,803	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	4,778,985
5,946	Lincoln National Corporation	7.000%	5/17/16	BBB	5,856,810
2,500	Lincoln National Corporation	6.050%	4/20/17	BBB	2,331,250
16,600	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	17,637,500
1,400	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	1,652,000
18,600	National Financial Services Inc.	6.750%	5/15/37	Baa2	17,185,470
1,200	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,049,810
14,200	Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	13,153,730
15,600	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	14,937,000
6,300	Progressive Corporation	6.700%	6/15/67	A2	6,481,686
6,600	Prudential Financial Inc.	8.875%	6/15/18	BBB+	7,738,500
8,250	Prudential PLC	6.500%	6/29/49	A-	7,734,375
10,400	Swiss Re Capital I	6.854%	5/25/16	A-	9,986,839
30,900	XL Capital Ltd	6.500%	10/15/57	BBB-	26,883,000
3,600	ZFS Finance USA Trust II, 144A	6.450%	12/15/65	A	3,577,500
957	ZFS Finance USA Trust V	6.500%	5/09/67	A	937,860
		Total Insurance			219,984,935
	Road & Rail – 0.6%
6,400	Burlington Northern Santa Fe Funding Trust I	6.613%	1/15/26	BBB	6,640,397
	Thrifts & Mortgage Finance – 0.0%
500	Onbank Capital Trust I	9.250%	2/01/27	Baa2	517,964
	U.S. Agency – 0.2%
2	Farm Credit Bank of Texas	10.000%	12/15/60	A3	1,836,531
	Total Capital Preferred Securities (cost $571,184,613)				581,523,140

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Coupon		Ratings (2)	Value
	Convertible Preferred Securities – 0.3% (0.2% of Total Investments)
	Commercial Banks – 0.3%
3,100,000	Credit Suisse AG	7.875%		BBB+	$3,169,750
	Total Convertible Preferred Securities (cost $3,215,769)				3,169,750
Shares	Description (1)				Value
	Investment Companies – 3.5% (2.7% of Total Investments)
838,654	BlackRock Credit Allocation Income Trust II				$8,243,969
1,025,979	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				16,631,120
728,065	John Hancock Preferred Income Fund III				11,641,759
	Total Investment Companies (cost $51,111,125)				36,516,848
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 0.8% (0.6% of Total Investments)
$8,299	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $8,298,953, collateralized by $8,435,000 U.S. Treasury Notes, 2.125%, due 12/31/15, value $8,466,631	0.040%	1/03/11		$8,298,925
	Total Short-Term Investments (cost $8,298,925)				8,298,925
	Total Investments (cost $1,328,171,404) – 128.4%				1,335,705,970
	Borrowings – (28.8)% (4), (5)				(300,000,000)
	Other Assets Less Liabilities – 0.4%				4,211,362
	Net Assets Applicable to Common Shares – 100%				$1,039,917,332

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Principal Amount (000) rounds to less than $1,000.

  (4)  Borrowings as a percentage of Total Investments is 22.5%.

  (5)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2010, investments with a value of $901,638,366 have been pledged as collateral for Borrowings.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

    See accompanying notes to financial statements.

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Portfolio of INVESTMENTS

  December 31, 2010

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 62.4% (48.8% of Total Investments)
	Capital Markets – 7.3%
60,600	Ameriprise Financial, Inc.	7.750%	A	$1,614,990
135,400	Credit Suisse	7.900%	A3	3,626,012
388,759	Deutsche Bank Capital Funding Trust II	6.550%	BBB	8,999,771
2,100	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	53,403
12,200	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	273,036
	Total Capital Markets			14,567,212
	Commercial Banks – 9.4%
110,170	Banco Santander Finance	10.500%	A-	3,069,336
37,400	BB&T Capital Trust VI	9.600%	Baa1	1,080,860
21,200	BB&T Capital Trust VII	8.100%	Baa1	582,788
44,500	CoBank ACB, 144A	7.000%	N/R	2,008,063
16,000	CoBank ACB	11.000%	A	858,501
20,200	CoBank ACB	11.000%	A	1,092,695
1,500,000	HSBC Bank PLC	1.000%	A	918,750
111,802	HSBC Finance Corporation	6.875%	A	2,837,535
25,000	HSBC Holdings PLC	8.000%	A-	666,250
7,600	Merrill Lynch Capital Trust I	6.450%	Baa3	168,720
2,700,000	National Australia Bank	8.000%	A+	2,898,720
100,278	National City Capital Trust II	6.625%	BBB	2,504,944
	Total Commercial Banks			18,687,162
	Diversified Financial Services – 4.0%
36,800	BAC Capital Trust XII	6.875%	Baa3	892,400
35,700	BAC Capital Trust X	6.250%	Baa3	785,400
54,185	Citigroup Capital XIII	7.875%	BB+	1,458,118
3,300	Citigroup Capital XVI	6.450%	BB+	75,570
53,800	Countrywide Capital Trust IV	6.750%	Baa3	1,275,060
116,200	ING Groep N.V.	7.050%	Ba1	2,655,170
3,300	Merrill Lynch Capital Trust II	6.450%	Baa3	72,930
19,600	Merrill Lynch Capital Trust III	7.375%	Baa3	491,568
12,480	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	304,637
	Total Diversified Financial Services			8,010,853
	Diversified Telecommunication Services – 0.8%
28,302	AT&T Inc.	6.375%	A2	753,116
281	BellSouth Capital Funding (CORTS)	7.120%	A	7,174
31,000	Telephone and Data Systems Inc.	6.875%	Baa2	770,350
	Total Diversified Telecommunication Services			1,530,640
	Electric Utilities – 1.5%
10,000	Entergy Arkansas Inc.	0.000%	A-	249,000
78,100	Entergy Texas Inc.	7.875%	BBB+	2,153,217
24,000	PPL Energy Supply LLC	7.000%	BBB+	623,520
	Total Electric Utilities			3,025,737
	Food Products – 0.5%
10,400	Dairy Farmers of America Inc., 144A	7.875%	BBB-	928,200

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Coupon	Ratings (2)	Value
	Insurance – 15.6%
319,390	Aegon N.V.	6.375%	BBB	$6,911,600
75,054	Allianz SE	8.375%	A+	1,977,208
185,140	Arch Capital Group Limited	8.000%	BBB	4,721,070
55,864	Assured Guaranty Municipal Holdings	6.250%	A+	1,188,227
90,100	Delphi Financial Group, Inc.	7.376%	BB+	2,108,340
108,767	EverestRe Capital Trust II	6.200%	Baa1	2,421,153
167,107	PartnerRe Limited, Series C	6.750%	BBB+	4,110,832
59,843	PLC Capital Trust III	7.500%	BBB	1,505,650
20,500	PLC Capital Trust IV	7.250%	BBB	510,450
4,200	PLC Capital Trust V	6.125%	BBB	98,154
141,063	Protective Life Corporation	7.250%	BBB	3,516,701
63,344	Prudential Financial Inc.	6.750%	A-	1,588,668
13,300	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	332,367
	Total Insurance			30,990,420
	Media – 3.9%
58,700	CBS Corporation	6.750%	BBB-	1,483,349
245,414	Viacom Inc.	6.850%	BBB+	6,228,607
	Total Media			7,711,956
	Multi-Utilities – 2.6%
97,100	Dominion Resources Inc.	8.375%	BBB	2,751,814
88,100	Xcel Energy Inc.	7.600%	BBB	2,416,583
	Total Multi-Utilities			5,168,397
	Oil, Gas & Consumable Fuels – 2.5%
192,511	Nexen Inc.	7.350%	BB+	4,853,202
	Pharmaceuticals – 0.1%
6,500	Bristol Myers Squibb Company (CORTS)	6.250%	A+	163,800
	Real Estate/Mortgage – 14.2%
48,011	Commomwealth REIT	7.125%	Baa3	1,158,505
56,000	Developers Diversified Realty Corporation, Series G	8.000%	Ba1	1,394,960
21,700	Kimco Realty Corporation, Series F	6.650%	Baa2	532,735
148,636	Kimco Realty Corporation, Series G	7.750%	Baa2	3,923,990
3,620	Kimco Realty Corporation, Series H	6.900%	Baa2	87,242
11,100	Prologis Trust, Series G	6.750%	Baa3	254,634
37,300	PS Business Parks, Inc.	6.700%	BBB-	888,113
10,000	PS Business Parks, Inc.	0.000%	BBB-	243,800
107,620	Public Storage, Inc.	6.750%	BBB+	2,719,557
14,000	Public Storage, Inc., Series H	6.950%	BBB+	352,240
2,400	Public Storage, Inc., Series K	7.250%	BBB+	61,032
26,299	Public Storage, Inc., Series X	6.450%	BBB+	643,537
77,300	Public Storage, Inc., Series Y	6.850%	BBB+	1,753,744
18,200	Realty Income Corporation	6.750%	Baa2	446,264
18,005	Regency Centers Corporation	7.450%	Baa3	456,247
69,809	Regency Centers Corporation	7.250%	Baa3	1,726,377
31,800	United Dominion Realty Trust	6.750%	Baa3	784,188
150,320	Vornado Realty LP	7.875%	BBB	4,009,034
80,367	Wachovia Preferred Funding Corporation	7.250%	A-	2,056,592
209,135	Weingarten Realty Trust	8.100%	BBB	4,778,735
	Total Real Estate/Mortgage			28,271,526
	Total $25 Par (or similar) Preferred Securities (cost $120,829,261)			123,909,105

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 1.0% (0.8% of Total Investments)
	Capital Markets – 0.1%
$200	Man Group PLC	5.000%	8/09/17	Baa3	$169,530
	Commercial Banks – 0.8%
250	Den Norske Bank	0.875%	2/18/35	Baa1	149,388
250	Den Norske Bank	0.541%	2/24/37	Baa1	146,250
650	LBG Capital I PLC, 144A	7.875%	11/01/20	BB-	594,750
700	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	B+	616,000
1,850	Total Commercial Banks				1,506,388
	Diversified Financial Services – 0.1%
300	Fortis Hybrid Financing	8.250%	8/27/49	BBB	292,950
$2,350	Total Corporate Bonds (cost $2,032,598)				1,968,868
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 59.3% (46.4% of Total Investments)
	Capital Markets – 0.6%
1,000	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	$857,500
400	Credit Suisse Guernsey	0.976%	5/15/17	A3	296,500
	Total Capital Markets				1,154,000
	Commercial Banks – 26.2%
2,200	Abbey National Capital Trust I	8.963%	6/30/30	A-	2,326,465
1,800	AgFirst Farm Credit Bank	7.300%	12/15/53	A	1,563,815
650	Banco Santander Finance	10.500%	9/29/49	A-	707,069
1,600	BankAmerica Capital II, Series 2	8.000%	12/15/26	Baa3	1,622,000
500	Barclays Bank PLC, 144A	6.860%	6/15/32	A-	477,500
3,300	Barclays Bank PLC, 144A	7.434%	12/15/17	A-	3,258,750
1,000	Barclays Bank PLC	6.278%	12/15/34	A-	857,500
2,000	BB&T Capital Trust IV	6.820%	6/12/37	Baa1	1,980,000
2,000	BBVA International Unipersonal	5.919%	4/18/17	A-	1,521,860
1,410	Credit Agricole, S.A., 144A	8.375%	10/13/49	A-	1,455,825
450	Credit Agricole, S.A.	9.750%	12/26/54	A-	475,875
1,000	First Empire Capital Trust I	8.234%	2/01/27	Baa2	996,200
700	First Empire Capital Trust II	8.277%	6/01/27	Baa2	699,350
8,485	First Union Capital Trust II, Series A	7.950%	11/15/29	A-	9,438,872
500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	377,990
2,700	HBOS Capital Funding LP, 144A	6.071%	6/30/14	Ba2	2,227,500
1,500	HSBC Bank PLC	0.850%	6/11/49	A	907,500
2,000	NB Capital Trust II	7.830%	12/15/26	Baa3	2,015,000
400	NB Capital Trust IV	8.250%	4/15/27	Baa3	408,000
1,900	Nordea Bank AB	8.375%	3/25/15	A-	2,030,150
900	North Fork Capital Trust II	8.000%	12/15/27	Baa3	911,250
1,800	Rabobank Nederland, 144A	11.000%	6/30/19	AA-	2,333,345
5,800	Societe Generale	8.750%	10/07/49	BBB+	5,974,000
1,200	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	1,178,459
– (3)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	B	6,249,688
	Total Commercial Banks				51,993,963
	Consumer Finance – 0.9%
1,800	Capital One Capital IV Corporation	6.745%	2/17/32	Baa3	1,795,500

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services – 3.0%
2,000	JPMorgan Chase Capital Trust XX Series T	6.550%	9/29/36	A2	$2,018,186
1,500	JPMorgan Chase Capital Trust XXVII	7.000%	11/01/39	A2	1,575,525
2,340	JPMorgan Chase Capital XXV	6.800%	10/01/37	A2	2,420,285
	Total Diversified Financial Services				6,013,996
	Diversified Telecommunication Services – 2.9%
5	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	5,710,388
	Electric Utilities – 1.3%
500	Dominion Resources Inc.	7.500%	6/30/16	BBB	523,085
2,000	FPL Group Capital Inc.	7.300%	9/01/17	BBB	2,067,708
	Total Electric Utilities				2,590,793
	Insurance – 22.7%
1,300	Allstate Corporation	6.125%	5/15/17	Baa1	1,303,250
5,000	AXA S.A., 144A	6.379%	12/14/36	Baa1	4,568,750
1,500	AXA	8.600%	12/15/30	A3	1,685,012
34	Axis Capital Holdings Limited	7.500%	12/01/15	BBB	3,124,814
1,500	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	1,327,500
3,125	Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	2,617,188
1,850	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	1,868,500
3,000	Lincoln National Corporation	7.000%	5/17/16	BBB	2,955,000
3,200	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	3,400,000
2,800	National Financial Services Inc.	6.750%	5/15/37	Baa2	2,587,060
400	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	349,937
2,800	Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	2,593,693
1,600	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	1,532,000
2,000	Progressive Corporation	6.700%	6/15/67	A2	2,057,678
1,500	Prudential Financial Inc.	8.875%	6/15/18	BBB+	1,758,750
1,700	Prudential PLC	6.500%	6/29/49	A-	1,593,750
1,900	Swiss Re Capital I	6.854%	5/25/16	A-	1,824,519
6,000	XL Capital Ltd	6.500%	10/15/57	BBB-	5,220,000
2,700	ZFS Finance USA Trust II, 144A	6.450%	12/15/65	A	2,683,125
54	ZFS Finance USA Trust V	6.500%	5/09/67	A	52,920
	Total Insurance				45,103,446
	Road & Rail – 1.7%
3,185	Burlington Northern Santa Fe Funding Trust I	6.613%	1/15/26	BBB	3,304,635
	Total Capital Preferred Securities (cost $113,628,876)				117,666,721
Shares	Description (1)				Value
	Investment Companies – 3.9% (3.0% of Total Investments)
172,099	BlackRock Credit Allocation Income Trust II				$1,691,733
215,941	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				3,500,404
157,399	John Hancock Preferred Income Fund III				2,516,810
	Total Investment Companies (cost $10,816,115)				7,708,947

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 1.2% (1.0% of Total Investments)
$2,474	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $2,474,259, collateralized by $2,395,000 U.S. Treasury Notes, 3.625%, due 8/15/19, value $2,526,725	0.040%	1/03/11	$2,474,251
	Total Short-Term Investments (cost $2,474,251)			2,474,251
	Total Investments (cost $249,781,101) – 127.8%			253,727,892
	Borrowings – (27.7)% (4), (5)			(55,000,000)
	Other Assets Less Liabilities – (0.1)%			(214,585)
	Net Assets Applicable to Common Shares – 100%			$198,513,307

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Principal Amount (000) rounds to less than $1,000.

  (4)  Borrowings as a percentage of Total Investments is 21.7%.

  (5)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2010, investments with a value of $132,653,263 have been pledged as collateral for Borrowings.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2010

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Investments, at value (cost $667,521,507, $1,328,171,404 and $249,781,101, respectively)	$671,654,528	$1,335,705,970	$253,727,892
Cash	1,118,983	1,599,468	295,881
Receivables:
Dividends	1,218,094	2,149,277	332,865
Interest	3,355,879	6,145,663	1,225,271
Investments sold	10,313	—	1,500
Other assets	130,489	229,605	47,712
Total assets	677,488,286	1,345,829,983	255,631,121
Liabilities
Borrowings	154,875,000	300,000,000	55,000,000
Payable for investments purchased	468,936	4,408,943	1,833,041
Accrued expenses:
Interest on borrowings	10,785	20,880	3,828
Management fees	499,199	964,842	171,092
Other	287,386	517,986	109,853
Total liabilities	156,141,306	305,912,651	57,117,814
Net assets applicable to Common shares	$521,346,980	$1,039,917,332	$198,513,307
Common shares outstanding	64,632,295	120,321,842	23,717,066
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$8.07	$8.64	$8.37
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$646,323	$1,203,218	$237,171
Paid-in surplus	893,331,889	1,685,240,738	327,507,193
Undistributed (Over-distribution of) net investment income	10,037,866	6,519,710	1,697,492
Accumulated net realized gain (loss)	(386,802,119)	(660,580,900)	(134,875,340)
Net unrealized appreciation (depreciation)	4,133,021	7,534,566	3,946,791
Net assets applicable to Common shares	$521,346,980	$1,039,917,332	$198,513,307
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Year Ended December 31, 2010

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Investment Income
Dividends	$29,762,797	$59,527,650	$11,165,712
Interest	20,098,950	38,497,727	7,128,766
Total investment income	49,861,747	98,025,377	18,294,478
Expenses
Management fees	5,717,291	11,069,716	2,154,297
Shareholders' servicing agent fees and expenses	6,644	8,553	1,462
Interest expense on borrowings	2,019,876	3,876,888	719,286
Custodian's fees and expenses	125,718	238,628	57,559
Trustees' fees and expenses	19,072	37,471	7,118
Professional fees	106,812	138,789	75,900
Shareholders' reports — printing and mailing expenses	152,502	250,012	54,437
Stock exchange listing fees	22,079	42,114	9,155
Investor relations expense	46,239	82,677	16,850
Other expenses	12,909	17,846	9,495
Total expenses before custodian fee credit and expense reimbursement	8,229,142	15,762,694	3,105,559
Custodian fee credit	(259)	(451)	(72)
Expense reimbursement	(250,465)	(756,203)	(194,805)
Net expenses	7,978,418	15,006,040	2,910,682
Net investment income	41,883,329	83,019,337	15,383,796
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(3,028,241)	(9,421,988)	476,202
Change in net unrealized appreciation (depreciation) of investments and foreign currency	64,050,994	122,415,711	20,558,969
Net realized and unrealized gain (loss)	61,022,753	112,993,723	21,035,171
Net increase (decrease) in net assets applicable to Common shares from operations	$102,906,082	$196,013,060	$36,418,967

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Operations
Net investment income	$41,883,329	$40,511,264	$83,019,337	$82,528,209
Net realized gain (loss) from:
Investments and foreign currency	(3,028,241)	(138,350,977)	(9,421,988)	(269,653,346)
Interest rate swaps	—	(2,823,614)	—	(5,931,494)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	64,050,994	256,613,684	122,415,711	547,248,464
Interest rate swaps	—	2,348,600	—	4,813,203
Distributions to FundPreferred Shareholders:
From net investment income	—	(147,774)	—	(292,317)
Net increase (decrease) in net assets applicable to Common shares from operations	102,906,082	158,151,183	196,013,060	358,712,719
Distributions to Common Shareholders
From net investment income	(37,745,260)	(37,188,166)	(78,449,841)	(83,758,923)
Return of capital	—	(4,357,413)	—	(4,197,409)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(37,745,260)	(41,545,579)	(78,449,841)	(87,956,332)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	310,310	—	2,220,602
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	310,310	—	2,220,602
Net increase (decrease) in net assets applicable to Common shares	65,160,822	116,915,914	117,563,219	272,976,989
Net assets applicable to Common shares at the beginning of year	456,186,158	339,270,244	922,354,113	649,377,124
Net assets applicable to Common shares at the end of year	$521,346,980	$456,186,158	$1,039,917,332	$922,354,113
Undistributed (Over-distribution of) net investment income at the end of year	$10,037,866	$5,311,707	$6,519,710	$1,393,442

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (continued)

	Quality Preferred Income 3 (JHP)
	Year Ended 12/31/10	Year Ended 12/31/09
Operations
Net investment income	$15,383,796	$14,940,000
Net realized gain (loss) from:
Investments and foreign currency	476,202	(41,942,712)
Interest rate swaps	—	(1,522,105)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	20,558,969	97,506,634
Interest rate swaps	—	1,294,639
Distributions to FundPreferred Shareholders:
From net investment income	—	(40,469)
Net increase (decrease) in net assets applicable to Common shares from operations	36,418,967	70,235,987
Distributions to Common Shareholders
From net investment income	(14,608,313)	(13,719,498)
Return of capital	—	(1,810,986)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(14,608,313)	(15,530,484)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	25,644	101,319
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	25,644	101,319
Net increase (decrease) in net assets applicable to Common shares	21,836,298	54,806,822
Net assets applicable to Common shares at the beginning of year	176,677,009	121,870,187
Net assets applicable to Common shares at the end of year	$198,513,307	$176,677,009
Undistributed (Over-distribution of) net investment income at the end of year	$1,697,492	$899,224

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Year Ended December 31, 2010

See accompanying notes to financial statements.

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$102,906,082	$196,013,060	$36,418,967
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(146,638,491)	(364,630,340)	(64,576,722)
Proceeds from sales and maturities of investments	130,191,196	317,967,924	56,891,177
Proceeds from (Purchases of) short-term investments, net	11,514,867	29,630,197	7,135,044
Proceeds from (Payments for) closed foreign currency spot contracts	(20,109)	(56,445)	(6,483)
Amortization (Accretion) of premiums and discounts, net	110,679	253,600	849
(Increase) Decrease in receivable for dividends	(145,031)	(185,619)	180,563
(Increase) Decrease in receivable for interest	(765,968)	(1,860,308)	(429,001)
(Increase) Decrease in receivable for investments sold	1,564	81,303	4,438
(Increase) Decrease in other assets	(16,696)	(32,523)	(6,610)
Increase (Decrease) in payable for investments purchased	468,936	3,890,560	75,170
Increase (Decrease) in accrued interest on borrowings	(4,676)	(8,829)	(1,675)
Increase (Decrease) in accrued management fees	89,244	165,324	30,402
Increase (Decrease) in accrued other liabilities	9,573	8,562	(4,271)
Net realized (gain) loss from investments and foreign currency	3,028,241	9,421,988	(476,202)
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(64,050,994)	(122,415,711)	(20,558,969)
Proceeds from litigation	681,822	1,298,560	200,344
Net cash provided by (used in) operating activities	37,360,239	69,541,303	14,877,021
Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	1,500,000	10,500,000	—
Cash distributions paid to Common shareholders	(37,745,260)	(78,449,841)	(14,582,669)
Net cash provided by (used in) financing activities	(36,245,260)	(67,949,841)	(14,582,669)
Net Increase (Decrease) in Cash	1,114,979	1,591,462	294,352
Cash at the beginning of year	4,004	8,006	1,529
Cash at the End of Year	$1,118,983	$1,599,468	$295,881

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $25,644 for Quality Preferred Income 3 (JHP).

Cash paid for interest on borrowings was $2,024,552, $3,885,717 and $720,961 for Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), respectively.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders(b)	Distributions from Capital Gains to FundPreferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Quality Preferred Income (JTP)
Year ended 12/31:
2010	$7.06	$.65	$.94	$—	$—	$1.59	$(.58)	$—	$—	$(.58)
2009	5.25	.63	1.82	— *	—	2.45	(.57)	—	(.07)	(.64)
2008	11.06	1.10	(5.81)	(.19)	—	(4.90)	(.90)	—	(.01)	(.91)
2007	14.10	1.29	(2.96)	(.35)	—	(2.02)	(.93)	—	(.09)	(1.02)
2006	14.20	1.28	.02	(.32)	—	.98	(1.08)	—	—	(1.08)
Quality Preferred Income 2 (JPS)
Year ended 12/31:
2010	7.67	.69	.93	—	—	1.62	(.65)	—	—	(.65)
2009	5.42	.69	2.29	— *	—	2.98	(.70)	—	(.03)	(.73)
2008	11.57	1.18	(6.18)	(.18)	—	(5.18)	(.97)	—	—	(.97)
2007	14.66	1.34	(2.96)	(.34)	(.01)	(1.97)	(1.04)	(.04)	(.04)	(1.12)
2006	14.77	1.33	(.01)	(.31)	—	1.01	(1.12)	—	—	(1.12)
Quality Preferred Income 3 (JHP)
Year ended 12/31:
2010	7.45	.65	.89	—	—	1.54	(.62)	—	—	(.62)
2009	5.14	.63	2.34	— *	—	2.97	(.58)	—	(.08)	(.66)
2008	11.02	1.08	(5.85)	(.19)	—	(4.96)	(.90)	—	(.02)	(.92)
2007	14.22	1.31	(3.09)	(.37)	—	(2.15)	(.95)	—	(.10)	(1.05)
2006	14.29	1.31	.05	(.33)	—	1.03	(1.09)	—	(.01)	(1.10)

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  The amounts shown are based on Common Share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

					Ratios/Supplemental Data
			Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income	Expenses	Net Investment Income	Portfolio Turnover Rate
Quality Preferred Income (JTP)
Year ended 12/31:
2010	$8.07	$7.40	21.94%	23.09%	$521,347	1.65%	8.37%	1.60%	8.42%	20%
2009	7.06	6.57	53.05	51.85	456,186	1.86	11.04	1.71	11.19	29
2008	5.25	4.86	(47.05)	(46.97)	339,270	2.01	11.65	1.67	11.99	24
2007	11.06	10.33	(24.60)	(15.32)	713,945	1.54	9.43	1.11	9.86	32
2006	14.10	14.84	29.51	7.26	909,608	1.50	8.70	1.02	9.18	34
Quality Preferred Income 2 (JPS)
Year ended 12/31:
2010	8.64	$7.90	18.31	21.99	1,039,917	1.59	8.29	1.51	8.37	25
2009	7.67	7.25	63.90	61.22	922,354	1.82	11.27	1.64	11.45	27
2008	5.42	5.04	(47.49)	(47.58)	649,377	1.96	12.02	1.59	12.39	18
2007	11.57	10.81	(22.24)	(14.32)	1,386,125	1.45	9.35	1.00	9.80	31
2006	14.66	15.12	27.75	7.09	1,753,392	1.42	8.72	.95	9.19	34
Quality Preferred Income 3 (JHP)
Year ended 12/31:
2010	8.37	$7.74	20.66	21.49	198,513	1.65	8.05	1.54	8.16	24
2009	7.45	6.95	54.50	63.23	176,677	1.87	10.56	1.66	10.77	35
2008	5.14	5.08	(45.66)	(48.00)	121,870	2.00	11.51	1.60	11.91	30
2007	11.02	10.51	(23.61)	(16.01)	261,081	1.60	9.38	1.10	9.87	35
2006	14.22	14.92	25.00	7.49	336,540	1.56	8.81	1.08	9.29	39

(d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of interest expense paid on borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(f)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(f)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(f)
Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
Year Ended 12/31:		Year Ended 12/31:		Year Ended 12/31:
2010	.41%	2010	.39%	2010	.38%
2009	.61	2009	.59	2009	.59
2008	.26	2008	.30	2008	.20
2007	—	2007	—	2007	—
2006	—	2006	—	2006	—

(e)  After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable. As of June 30, 2010, September 30, 2010 and December 31, 2010, the Adviser is no longer reimbursing Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), respectively, for any fees and expenses.

(f)  Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2009.

*  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (continued)

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 12/31:
2010	$—	$—	$—	$154,875	$4,366
2009	—	—	—	153,375	3,974
2008	64,875	25,000	155,740	86,500	5,672
2007	440,000	25,000	65,565	—	—
2006	440,000	25,000	76,682	—	—
Quality Preferred Income 2 (JPS)
Year Ended 12/31:
2010	—	—	—	300,000	4,466
2009	—	—	—	289,500	4,186
2008	130,000	25,000	149,880	165,200	5,718
2007	800,000	25,000	68,316	—	—
2006	800,000	25,000	79,794	—	—
Quality Preferred Income 3 (JHP)
Year Ended 12/31:
2010	—	—	—	55,000	4,609
2009	—	—	—	55,000	4,212
2008	18,100	25,000	193,329	33,000	5,242
2007	166,000	25,000	64,319	—	—
2006	166,000	25,000	75,684	—	—

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share New York Stock Exchange ("NYSE") symbols are Nuveen Quality Preferred Income Fund (JTP), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Quality Preferred Income's (JTP) investment objective is high current income consistent with capital preservation. The Fund's secondary investment objective is to enhance portfolio value. The Fund invests at least 80% of its managed assets in taxable preferred securities, that, at the time of investment, are rated investment grade (Baa/BBB or better). The Fund may invest up to 20% of its managed assets in debt securities, including convertibles, rated investment grade at the time of investment.

Quality Preferred Income 2's (JPS) and Quality Preferred Income 3's (JHP) investment objective is high current income consistent with capital preservation. Each Fund's secondary investment objective is to enhance portfolio value. Each Fund invests at least 80% of its managed assets in preferred securities; up to 20% of its managed assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of each Fund's total assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization and lower by another.

Effective January 1, 2011, Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Significant Accounting Policies

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. These securities are generally classified as Level 1. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked price. When price quotes are not readily available the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund's distributions during the calendar year will generally be made from net investment income. In the event that total distributions during a calendar year exceed a Fund's tax-basis earnings and profits, the excess will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year end and are reflected in the accompanying financial statements.

FundPreferred Shares

The Funds are authorized to issue auction rate preferred ("FundPreferred") shares. As of December 31, 2009, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) redeemed all of their outstanding FundPreferred shares, at liquidation values of $440,000,000, $800,000,000 and $166,000,000, respectively.

During the fiscal year ended December 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Funds' Board of Trustees breached their fiduciary duties related to the redemption at par of the Funds' FundPreferred shares had been filed on behalf of shareholders of the Funds and against the Adviser, together with current and former officers and interested director/trustees of the Funds. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Funds believe that these lawsuits will not have a material effect on the Funds or on the Adviser's ability to serve as investment adviser to the Funds.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that each Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of "Net realized gain (loss) from investments and foreign currency," and "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable.

Interest Rate Swap Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund's use of interest rate swap contracts is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund's portfolio of investments. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of interest rate swaps." Once periodic payments are settled in cash, the net amount is recognized as "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. The Funds did not enter into interest rate swap contracts during the fiscal year ended December 31, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Nuveen Investments

Level 3 — Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2010:

Quality Preferred Income (JTP)	Level 1	Level 2	Level 3	Total
Investments:
$25 Par (or similar) Preferred Securities	$298,338,438	$36,222,560	$—	$334,560,998
Corporate Bonds	—	19,440,672	—	19,440,672
Capital Preferred Securities	1,213,150	298,318,505	—	299,531,655
Convertible Preferred Securities	200,110	—	—	200,110
Investment Companies	15,466,753	—	—	15,466,753
Short-Term Investments	—	2,454,340	—	2,454,340
Total	$315,218,451	$356,436,077	$—	$671,654,528
Quality Preferred Income 2 (JPS)	Level 1	Level 2	Level 3	Total
Investments:
$25 Par (or similar) Preferred Securities	$603,555,945	$70,743,835	$—	$674,299,780
Corporate Bonds	—	31,897,527	—	31,897,527
Capital Preferred Securities	528,395	580,994,745	—	581,523,140
Convertible Preferred Securities	—	3,169,750	—	3,169,750
Investment Companies	36,516,848	—	—	36,516,848
Short-Term Investments	—	8,298,925	—	8,298,925
Total	$640,601,188	$695,104,782	$—	$1,335,705,970
Quality Preferred Income 3 (JHP)	Level 1	Level 2	Level 3	Total
Investments:
$25 Par (or similar) Preferred Securities	$110,007,932	$13,901,173	$—	$123,909,105
Corporate Bonds	—	1,968,868	—	1,968,868
Capital Preferred Securities	—	117,666,721	—	117,666,721
Investment Companies	7,708,947	—	—	7,708,947
Short-Term Investments	—	2,474,251	—	2,474,251
Total	$117,716,879	$136,011,013	$—	$253,727,892

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

	Quality Preferred Income (JTP) Level 3 Corporate Bonds	Quality Preferred Income 2 (JPS) Level 3 Corporate Bonds	Quality Preferred Income 3 (JHP) Level 3 Corporate Bonds
Balance at the beginning of year	$5,125,000	$6,150,000	$2,050,000
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	243,000	290,060	96,220
Purchases at cost	—	1,182,500	752,500
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	(5,368,000)	(7,622,560)	(2,898,720)
Balance at the end of year	$—	$—	$—
Net change in unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of December 31, 2010	$—	$—	$—

During the fiscal year ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended December 31, 2010.

4. Fund Shares

Common Shares

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Common shares issued to shareholders due to reinvestment of distributions	—	64,645	—	409,462	3,042	18,863

FundPreferred Shares

Transactions in FundPreferred shares were as follows:

	Quality Preferred Income (JTP)				Quality Preferred Income 2 (JPS)
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/10		Year Ended 12/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
FundPreferred shares redeemed:
Series M	N/A	N/A	519	$12,975,000	N/A	N/A	780	$19,500,000
Series T	N/A	N/A	519	12,975,000	N/A	N/A	780	19,500,000
Series T2	N/A	N/A	—	—	N/A	N/A	650	16,250,000
Series W	N/A	N/A	519	12,975,000	N/A	N/A	780	19,500,000
Series TH	N/A	N/A	519	12,975,000	N/A	N/A	780	19,500,000
Series TH2	N/A	N/A	—	—	N/A	N/A	650	16,250,000
Series F	N/A	N/A	519	12,975,000	N/A	N/A	780	19,500,000
Total	N/A	N/A	2,595	$64,875,000	N/A	N/A	5,200	$130,000,000

	Quality Preferred Income 3 (JHP)
	Year Ended 12/31/10		Year Ended 12/31/09
	Shares	Amount	Shares	Amount
FundPreferred shares redeemed:
Series M	N/A	N/A	362	$9,050,000
Series TH	N/A	N/A	362	9,050,000
Total	N/A	N/A	724	$18,100,000

N/A-Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) redeemed all $440,000,000, $800,000,000 and $166,000,000, respectively, of their outstanding FundPreferred shares as of December 31, 2009.

Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended December 31, 2010, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$146,638,491	$364,630,340	$64,576,722
Sales and maturities:
Investment securities	130,191,196	310,967,924	56,891,177
U.S. Government and agency obligations	—	7,000,000	—

6. Income Tax Information

The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as listed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$665,232,995	$1,327,677,393	$248,206,155
Gross unrealized:
Appreciation	$26,329,064	$51,770,000	$12,077,425
Depreciation	(19,907,531)	(43,741,423)	(6,555,688)
Net unrealized appreciation (depreciation) of investments	$6,421,533	$8,028,577	$5,521,737

Permanent differences, primarily due to foreign currency reclasses, adjustments for investments in real estate investment trusts and complex securities character adjustments, resulted in reclassifications among the Funds' components of Common share net assets at December 31, 2010, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Paid-in-surplus	$82,965	$422,925	$82,965
Undistributed (Over-distribution of) net investment income	588,090	556,772	22,785
Accumulated net realized gain (loss)	(671,055)	(979,697)	(105,750)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Funds' last tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Undistributed net ordinary income *	$2,705,395	$3,336,714	$722,068
Undistributed net long-term capital gains	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2010, paid on August 3, 2010.

The tax character of distributions paid during the Funds' last tax years ended July 31, 2010 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

July 31, 2010	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income *	$37,766,072	$79,930,031	$14,660,375
Distributions from net long-term capital gains	—	—	—
Return of capital	—	—	—

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

July 31, 2009	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income *	$53,683,205	$104,844,629	$17,613,692
Distributions from net long-term capital gains	—	—	—
Return of capital	4,357,413	4,197,409	1,810,986

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At July 31, 2010, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31, 2011	$16,197,046	$—	$—
July 31, 2015	1,000,781	—	1,054,637
July 31, 2016	14,951,415	19,410,408	8,151,820
July 31, 2017	185,142,331	307,494,854	77,582,335
July 31, 2018	164,307,763	317,825,546	47,045,512
Total	$381,599,336	$644,730,808	$133,834,304

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through July 31, 2010, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. The following Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Post-October capital losses	$5,685,096	$15,681,555	$1,099,592

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2010, the complex-level fee rate was .1831%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Quality Preferred Income's (JTP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending June 30,			Year Ending June 30,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income (JTP) for any portion of its fees and expenses beyond June 30, 2010.

For the first eight years of Quality Preferred Income 2's (JPS) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending September 30,			Year Ending September 30,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The Adviser has not agreed to reimburse Quality Preferred Income 2 (JPS) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Quality Preferred Income 3's (JHP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending December 31,			Year Ending December 31,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 3 (JHP) for any portion of its fees and expenses beyond December 31, 2010.

8. Borrowing Arrangements

Each Fund has entered into prime brokerage facilities with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of financial leverage. Each Fund's maximum commitment amount under these borrowings is as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	155,000,000	300,000,000	55,000,000

As of December 31, 2010, each Fund's outstanding balance on its borrowings was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding borrowings	154,875,000	300,000,000	55,000,000

During the fiscal year ended December 31, 2010, the average daily balance outstanding and average annual interest rate on each Fund's borrowings were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average daily balance outstanding	153,395,548	289,643,836	55,000,000
Average annual interest rate	1.29%	1.29%	1.29%

In order to maintain these borrowing facilities, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments. Interest is charged on these borrowings for each Fund at 3-Month London Inter-Bank Offered Rate (LIBOR) plus .95% on the amounts borrowed and .85% on the undrawn balance.

Nuveen Investments

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on each Fund's borrowed amount and undrawn balance is recognized as "Interest expense on borrowings" on the Statement of Operations.

On January 19, 2011, each Fund amended its prime brokerage facility with BNP. Each Fund's maximum commitment amount increased to the following:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	164,000,000	325,500,000	62,000,000

Each Fund also incurred a one-time .25% amendment fee on the increased amount. All other terms remain unchanged.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	244

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	244

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	244

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	244

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	244

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Stragetic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	244

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	244

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	244

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	244

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc. and Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	244

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	244

■ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers, Inc., NWQ Investment Management Company LLC, Tradewinds Global Investors LLC, NWQ Holdings LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC: prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ KATHLEEN L. PRUDHOMME

3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

(1)  Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, and exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the "May Meeting"), the Boards of Trustees (each, a "Board," and each Trustee, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management ("NAM") and each Fund and the sub-advisory agreements between NAM and Spectrum Asset Management, Inc. (the "Sub-Adviser"). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each, an "Investment Management Agreement") and sub-advisory agreements (each, a "Sub-advisory Agreement," and each Investment Management Agreement and Sub-advisory Agreement, an "Advisory Agreement"), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a "Fund Adviser"), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private

Nuveen Investments

sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen's efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

The Independent Board Members also considered NAM's oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser's organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of the Funds. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by the Sub-Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of

Nuveen Investments

the funds, thereby limiting the usefulness of comparing a fund's performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory. The Independent Board Members noted that although the performance of the Nuveen Quality Preferred Income Fund (the "Preferred Income Fund") and the Nuveen Quality Preferred Income Fund 3 (the "Preferred Income Fund 3") lagged their respective peers somewhat in the longer periods, the performance had improved in the one-year period, performing in the first or second quartile. They further noted that the performance of the Nuveen Quality Preferred Income Fund 2 (the "Preferred Income Fund 2") over time was satisfactory compared to peers, falling within the second or third quartile over various periods. The Funds also outperformed their benchmarks for the one-year period.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Preferred Income Fund 2 had net management fees and/or a net expense ratio below, at or near (within 5 basis points or less) the peer average of its Peer Group or Peer Universe. They further noted that the Preferred Income Fund and the Preferred Income Fund 3 each had an advisory fee above its respective Peer Group average, but a net expense ratio near its respective Peer Group average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

Nuveen Investments

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. The Independent Board Members also considered the Sub-Adviser's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Board noted that the Sub-Adviser does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. The Sub-Adviser, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms and clients do not pay higher commissions to receive such research. The Sub-Adviser also serves as its own broker for portfolio transactions for the Nuveen funds it advises and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with a Fund were reasonable and within acceptable parameters.

Nuveen Investments

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be

Nuveen Investments

paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	DRD	QDI
JTP	14.96%	43.30%
JPS	18.92%	39.41%
JHP	19.52%	40.41%

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JTP	–
JPS	–
JHP	–

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

EAN-E-1210D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of January 1, 2011, the registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Quality Preferred Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2010	$22,304	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2009	$22,502	$0	$0	$6,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2010	$0	$0	$0	$0
December 31, 2009	$6,000	$0	$0	$6,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of January 1, 2011, the members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, Inc., has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

SPECTRUM

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected RiskMetrics Group (formerly ISS) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RiskMetrics standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RiskMetrics, the CCO will require RiskMetrics to deliver additional information or certify that RiskMetrics has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RiskMetrics’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from RiskMetrics’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow RiskMetrics’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•

Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•

           Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•	Issues Having the Potential for Significant Economic Impact.

Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

ITEM 8.

Nuveen Fund Advisors, Inc. (NFA) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”).  NFA is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).          PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB - Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum.  Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc.  Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies.  Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook.  BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV - Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor.  Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s.  BSBA Finance, Boston University School of Management.

Item 8(a)(2).          OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Phillip Jacoby	Separately Managed accounts	37	$3,574,843,598
	Pooled Accounts	4	$464,642,863

	Registered Investment Vehicles	8	$6,601,146,462

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Mark Lieb	Separately Managed accounts	40	$3,587,071,217

	Pooled Accounts	4	$464,642,863
	Registered Investment Vehicles	8	$6,601,146,462

*   Assets are as of December 31, 2010.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

Item 8(a)(3).          FUND MANAGER COMPENSATION

The structure and method used to determine the compensation of Spectrum Asset Management’s portfolio managers is as follows. All Spectrum portfolio managers are paid a base salary and discretionary bonus.  Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The discretionary bonus component is variable and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•

Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)

•

Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 65% Merrill Lynch Preferred Stock - Fixed Rate Index and 35% Barclays Capital Securities US Tier 1 Index).

•	Contribution to client servicing
•	Compliance with firm and/or regulatory policies and procedures
•	Work ethic
•	Seniority and length of service

•	Contribution to overall functioning of organization

Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

Item 8(a)(4).          OWNERSHIP OF JTP SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Phillip Jacoby	$10,000 – 50,000
Mark Lieb	$100,000 – 500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 10, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 10, 2011